CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Michael Perry, Principal Executive Officer of UBS Multi-Strat Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 3/4/2010                          /s/ Michael Perry
                                        ----------------------------------------
                                        Michael Perry, Principal Executive
                                        Officer

I, Robert Aufenanger, Principal Financial Officer of UBS Multi-Strat Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 3/4/2010                          /s/ Robert Aufenanger
                                        ----------------------------------------
                                        Robert Aufenanger, Principal Financial
                                        Officer